Relationship with Timken and Related Entities	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Relationship with Timken and Related Entities
Prior to the spinoff on June 30, 2014, TimkenSteel was managed and operated in the normal course of business with other affiliates of Timken. Transactions between Timken and TimkenSteel, with the exception of sales and purchase transactions and reimbursements for payments made to third-party service providers by Timken on TimkenSteel’s behalf, are reflected in equity in the Consolidated Balance Sheets as net parent investment and in the Consolidated Statements of Cash Flows as a financing activity in net transfers (to)/from Timken and affiliates.
Corporate Costs/Allocations
For the periods prior to April 1, 2014, the Consolidated Financial Statements include corporate costs incurred by Timken for services that were provided to or on behalf of TimkenSteel, including but not limited to legal, treasury, corporate administration, technology and human resource services. These costs consist of allocated cost pools and direct costs. Corporate costs have been directly charged to, or allocated to, TimkenSteel using methods management believes are consistent and reasonable. TimkenSteel direct costs are incurred directly by TimkenSteel based on negotiated usage rates and dedicated employee assignments. These corporate charges and allocations have been deemed paid by TimkenSteel to Timken in the period in which the costs were recorded in the Consolidated Statements of Income. Net charges from Timken for these services, reflected in selling, general and administrative expenses, were $7.4 million, $23.2 million and $24.3 million for years ended December 31, 2014, 2013 and 2012, respectively. Effective April 1, 2014, TimkenSteel performed these functions using internal resources or services provided by third parties, certain of which were provided by Timken and directly charged to TimkenSteel. Timken will continue to provide such services during a transition period pursuant to a transition services agreement described below.
Transactions with Other Timken Businesses
Throughout the periods covered by the Consolidated Financial Statements, TimkenSteel sold finished goods to Timken and its businesses. During the years ended December 31, 2014 (on a related-party basis prior to the spinoff), 2013 and 2012, respectively, revenues from related party sales of products totaled $46.0 million, or 2.7% of net sales, $75.1 million, or 5.4% of net sales and $101.2 million, or 5.9% of net sales, respectively. Prior to the spinoff, TimkenSteel recorded related-party receivables from other Timken businesses as Accounts receivable due from related party in its Consolidated Balance Sheets. Upon separation, outstanding amounts were reclassified to trade receivables.
TimkenSteel purchased material from a related party for approximately $1.0 million, $5.0 million and $6.2 million during the years ended December 31, 2014, 2013 and 2012, respectively. In addition, certain of TimkenSteel’s third-party service providers are paid by Timken on behalf of TimkenSteel. TimkenSteel subsequently reimburses Timken in cash for such payments. Prior to the spinoff, TimkenSteel recorded related-party payables to other Timken businesses as Accounts payable due to related party in its Consolidated Balance Sheets. Upon separation, outstanding amounts were reclassified to trade payables.
Material Agreements Between TimkenSteel and Timken
On June 30, 2014, TimkenSteel entered into a separation and distribution agreement and several other agreements with Timken to affect the spinoff and to provide a framework for the relationship with Timken. These agreements govern the relationship between TimkenSteel and Timken subsequent to the completion of the spinoff and provide for the allocation between TimkenSteel and Timken of assets, liabilities and obligations attributable to periods prior to the spinoff. Because these agreements were entered into in the context of a related party transaction, the terms may not be comparable to terms that would be obtained in a transaction between unaffiliated parties.
Separation and Distribution Agreement — The separation and distribution agreement contains the key provisions relating to the spinoff, including provisions relating to the principal intercompany transactions required to effect the spinoff, the conditions to the spinoff and provisions governing the relationships between TimkenSteel and Timken after the spinoff.
Tax Sharing Agreement — The tax sharing agreement, which generally governs TimkenSteel’s and Timken’s respective rights, responsibilities and obligations after the spinoff with respect to taxes for any tax period ending on or before the distribution date, as well as tax periods beginning before and ending after the distribution date. Generally, TimkenSteel is liable for all pre-distribution U.S. federal income taxes, foreign income taxes and non-income taxes attributable to TimkenSteel’s business, and all other taxes attributable to TimkenSteel, paid after the distribution. In addition, the tax sharing agreement addresses the allocation of liability for taxes that are incurred as a result of restructuring activities undertaken to effectuate the distribution. The tax sharing agreement also provides that TimkenSteel is liable for taxes incurred by Timken that arise as a result of TimkenSteel’s taking or failing to take, as the case may be, certain actions that result in the distribution failing to meet the requirements of a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended.
Employee Matters Agreement — TimkenSteel entered into an employee matters agreement with Timken, which generally provides that TimkenSteel and Timken has responsibility for its own employees and compensation plans, subject to certain exceptions as described in the agreement. In general, prior to the spinoff, TimkenSteel employees participated in various retirement, health and welfare, and other employee benefit and compensation plans maintained by Timken. Following the spinoff (or earlier, in the case of the tax-qualified defined benefit plans and retiree medical plans), pursuant to the employee matters agreement, TimkenSteel employees and former employees generally participate in similar plans and arrangements established and maintained by TimkenSteel. The employee matters agreement provides for the bifurcation of equity awards as described in Note 10 — “Stock-Based Compensation”. Among other things, the employee matters agreement also provides for TimkenSteel’s assumption of certain employment-related contracts that its employees originally entered into with Timken, the allocation of certain employee liabilities and the cooperation between TimkenSteel and Timken in the sharing of employee information.
Transition Services Agreement — The transition services agreement governs the process under which TimkenSteel and Timken provide and/or make available various administrative services and assets to each other, during what is expected to be a period of 24 months or less beginning on the distribution date. Services to be provided by Timken to TimkenSteel include certain services related to engineering, finance, facilities, information technology and employee benefits. Services to be provided by TimkenSteel to Timken include certain services related to engineering, operations, finance, facilities and information technology.